Exhibit 99.1

MARCH 1, 2016

2 Safe harbor comments Regulation G The information presented here regarding adjusted EPS relates to net earnings from continuing operations attributable to the Company (exclusive of items management considers not representative of ongoing operations) divided by weighted average shares outstanding (diluted) and does not conform to U.S. generally accepted accounting principles (GAAP). Non-GAAP measures should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included non-GAAP measures to assist in understanding the comparability of results of ongoing operations. Further, the information presented here regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. These non-GAAP financial measures are presented on a forward-looking basis and certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors include items that may be material, such as future asbestos-related charges and restructuring and asset impairment and other related charges. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only.

3 Safe harbor comments Forward Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company's ability to integrate the Vitro business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro business to operate as currently operated, and to realize the expected synergies from the Vitro acquisition, (2) risks related to the impact of integration of the Vitro acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro acquisition, (4) the Company's ability to realize expected growth opportunities and cost savings from the Vitro acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) consumer preferences for alternative forms of packaging, (9) cost and availability of raw materials, labor, energy and transportation, (10) the Company's ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (11) consolidation among competitors and customers, (12) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (13) unanticipated expenditures with respect to environmental, safety and health laws, (14) the Company's ability to further develop its sales, marketing and product development capabilities, and (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company's operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, any subsequently filed Quarterly Report on Form 10-Q and the Company’s other filings with the SEC. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

Global leadership team 4 Andres Lopez Chief Executive Officer John Haudrich Chief Strategy and Integration Officer Jan Bertsch Chief Financial Officer Paul Jarrell Chief Administrative Officer Giancarlo Currarino Chief Technology Officer Suley Muratoglu Chief Marketing Officer Jim Baehren General Counsel Vitaliano Torno President, O-I Europe Sergio Galindo President, O-I North America Miguel Alvarez President, O-I Latin America Tim Connors President, O-I Asia Pacific

5 Agenda Andres Lopez John Haudrich Jan Bertsch Miguel Alvarez Tim Connors Sergio Galindo Vitaliano Torno Strategic Overview Integrated Execution Financial Review and Outlook Break Panel Discussion: Strategy in Action Q&A

6 Strategic Overview Andres Lopez

Why O-I? 7 Investment thesis Global leader in glass packaging Well positioned to modestly grow volume Secular trends support glass growth Select opportunities for smarter growth Comprehensive strategic plan Leveraging and learning: Vitro food and beverage acquisition Improving operations Adding commercial capabilities Building long-term breakthrough technologies/services/products Positioned to increase EPS and free cash flow to deleverage balance sheet and drive long-term value Strategy Establish revenue and operational stability Improve commercial and end-to-end supply chain performance Develop new business Integrate and maximize the value of our recent acquisition Create breakthroughs in processes, products and services Optimize organization and develop talent

New approach, new culture Comprehensive plan to improve performance Renewed, focused, aligned leadership Regional presidents have strong glass manufacturing experience and know-how External talent brings in valuable expertise Integrated approach to business Manage interdependencies Enterprise and ownership mentality Strategy and integration function drives full execution of business plan Concrete initiatives with clear accountability Scorecard to enhance transparency Performance mentality 8 Why is this different than before?

9 Leading positions in key global markets #1 position in North America MATURE MARKETS #1 position in Australia and N. Zealand #1 position in Europe #1 position in Latin America EMERGING MARKETS Foothold in China Leading position within Southeast Asia

Trusted by the world’s leading and emerging brands 10 Strong partnerships with blue chip companies Valuable partnerships with craft and premium customers and distributors Consolidation across the food and beverage industry requires increased efficiencies across the value chain Proliferation of new (potential) customers and brands entering the market provides great opportunity for glass Increasing expectations: quality, service, flexibility, innovation and branding

11 VALUE REDEFINED PREMIUMIZATION HEALTH AND WELLNESS RESPONSIBILITY AND ENVIRONMENT Mega trends continue to support glass container growth Embracing mega trends where glass thrives Glass is pure Glass is safe Glass keeps products fresh Glass is natural Glass is infinitely recyclable Glass is returnable Glass is premium Glass is experiential Glass is unique Glass adds value Glass is table-ready Glass is reusable

Premiumization drives glass demand in North America 12 Consumer tastes shifting to craft and premium products Wine, spirits, non-alcoholic beverages and high-end food growing at low single digits Within beer, strong growth in craft and imports; ongoing megabeer decline 1 Share of NA beer market. Source: Beer Marketer's Insights 2011; 2015 estimate from internal O-I projections 2 Sales estimate for 2016, reflecting full year of O-I Packaging Solutions O-I North America projected to grow Growing segments more than offset megabeer’s ongoing decline Long-term sales contract with CBI increases exposure to Mexican beer imports Increasing flexibility to meet market needs 2015 2011 Wine, spirits, food, NAB and growing beer Megabeer Craft, premium, imports Megabeer Growing Declining Craft, premium and imports gain share in NA beer market 1 0% 25% 50% 75% 100% O - I NA sales revenue 2

Case study on Brazil beer market: Glass is growing 13 Consumer preference for premium beer drives one-way glass container demand growth One-way glass has grown 10% annually for last two years One-way glass was the fastest growing package in 2015 Today’s macro uncertainty leads to less on-premise consumption of mainstream beer Leads to lower returnables demand Cans favored by off-premise, mainstream beer consumption More promising future for returnables Customers promoting returnables in retail outlets because returnables provide best economics Returning to higher on-premise consumption when economy turns favorable Brazil Beer1 Transactions in 2014 (millions of liters) Change in Transactions in 2015 Containers Sold per Transaction % Change in Containers Sold One Way Glass 491 +10% 1x1 +10% Returnable Glass 7,227 -7% 1x25 -0.3% Total Glass 7,718 -6% +4% Cans 6,420 +2% 1x1 +2% 1 Source: Sicobe; Company estimates returnables are used ~25 times Glass is growing: Increase in one-way more than offsets decline in returnables

Consistent and growing end market demand 14 1Source: Euromonitor, O-I Internal data and O-I analysis; All market data is based on consumption * NAB = Non-Alcoholic Beverages Global glass market growth Global glass market growth is forecasted to double from ~1% historically to 2% over 2016-19 Every category is experiencing higher growth rates Glass market tends to be fairly resilient through various economic cycles Global Glass Growth by Category1

15 The perfect fit: Strategic expansion in Mexico Investing in growing Mexican market Investing in U.S. beer imports, the fastest growing beer segment in the U.S. Strategic acquisition of Vitro’s food & beverage business Strong, expanding relationship with Constellation Brands (CBI) 50-50 joint venture in Mexico, adjacent to CBI’s brewery, to produce glass bottles for export to U.S. Completed new furnace in O-I Mexico plant in Monterrey to support CBI business Long-term supply contracts from the U.S.

O-I’s organic volume growth 16 20161 Post 2016 Key Drivers – Post 2016 Europe ~ 1% ~ 1% Growth expected to be in line with market North America ~ 1% 0-1% Higher sales to CBI; ongoing megabeer decline Growth in craft beer, food, spirits, wine and NAB Latin America ~ -3% ~ 2% Growth expected across entire region Asia Pacific ~ 2% 0-1% Growth expected to be in line with market Total O-I ~ 1% ~ 1% (Expected annual growth rates) O-I to grow modestly faster than the market O-I’s footprint – with a stronger presence in mature geographies – implies ~50bps of market growth O-I expected growth rate of ~1% driven in part by commercial actions 12016 organic growth excludes the acquired business

Need for fundamental change 17 Implementing fundamental change to drive new behaviors and outcomes that address real market needs O-I must evolve with the market Customer consolidation Cost efficiency Proliferation of smaller customers and new entrants Focused on branding Flexibility and innovation Increasing expectations by all customers and consumers Quality Service Sustainability O-I must address legacy issues Operational and commercial instability Disrupted marketplace Previously focused on discrete issues vs. enterprise solutions Unintended consequences Leadership turnover Credibility issues Missed expectations Disappointed multiple stakeholder groups

18 Yesterday’s problems = today’s opportunities Our evolution is underway Aligned leadership Leadership team: mix of strong legacy knowledge and new talent Operating as one, integrated enterprise led by the Global Leadership Team Strategy and integration function created to drive change Integrated decision making Integrated approach to analysis, decision making and execution Better managing interdependencies to avoid unintended consequences Accountability critical Scorecard to enhance transparency and execution measurement Cultural transformation has begun Significantly increased communication activities to drive engagement Emphasis on ownership mentality

Leadership alignment and depth 19 One aligned team Deep knowledge of our business New capabilities and mindsets Responsible for enterprise rather than a function/region Compensated for enterprise performance

Key initiatives support strategy 20 Strategy Establish revenue and operational stability Improve commercial and end-to-end supply chain performance Develop new business Integrate and maximize the value of our recent acquisition Create breakthroughs in processes, products and services Optimize organization and develop talent Key initiatives Broad platform of manufacturing performance improvement initiatives Supply chain efficiencies Commercial platforms for sales volume and mix optimization Breakthrough technologies to support long-term growth Organization design and capability building

Stabilize, then improve performance 21 Operational and commercial stability provide foundation for improved performance Reducing number of asset events that disrupt manufacturing performance Gaining better control of operational performance Taking a balanced approach to price and volume in line with market dynamics Organization embracing change Focused on better integrating commercial, manufacturing and supply chain decision-making Allows for sustainable platform upon which to grow profitability Expected 2016 Contracted Sales Mix Key accounts with multiyear agreements Key accounts with no agreement Other accounts 2011 2012 2013 2014 2015 Asset Stability Index

Manufacturing: Growing performance improvement 22 Elevate the performance of all plants By increasing safety, efficiency, quality and flexibility By reducing structural costs, waste and inventories Full platform of global manufacturing initiatives Already seeing results Overall uptrend in manufacturing productivity since mid 2015 Improvement expected to continue in 2016 Momentum is already building We know how to do it... and we are 2011 2012 2013 2014 2015 Manufacturing Productivity

O-I must enhance customer-centric culture Launching Key Account Management to get closer to customers Help customers manage change Meet/exceed increasing customer expectations Adding new business development capabilities to harness emerging sales opportunities Integrating decision-making to marry commercial opportunities with manufacturing’s ability and capacity to produce Optimizing sales volume and mix over time to enhance margins 23 Commercial shift and opportunity

24 Maximizing value of the acquisition High margin business, in line with O-I’s legacy business in South America Expands presence into an important, strategic geography 5 facilities in Mexico and 1 in Bolivia Strong fit with O-I Acquired business and O-I Latin America have similar product offerings Complementary manufacturing systems and similar technology to O-I Opportunities to leverage O-I know-how Broadens relationship with CBI Accretive to earnings and free cash flow Expected EPS1 of ~$0.23 in 2016 Expected cash flow2 generation of ~$85M in 2016 and ~$100M in 2018 Exciting opportunity for mutual synergies For example, end-to-end supply chain across the Americas 1 Assumes 4.2% interest rate on purchase price, a 30% tax rate and a Mexican peso exchange rate of 17.25 2 Cash flow excludes VAT refund expected in 2016

We will succeed by Creating a culture of Performance Execution Accountability Addressing and resolving legacy issues Approaching operational improvement systemically – leverage what we know Creating new commercial capabilities Re-establishing credibility – we do what we say 25 Conclusion: Must execute flawlessly

26 Integrated Execution John Haudrich

Integrated execution 27 Profits are earned/lost at the inter-dependencies within the organization Past initiatives have fallen short because connectivity was missing We are driving improved integration by Employing a comprehensive, disciplined approach Building networks within O-I around performance integration Implementing system-wide alignment and transparency Managing for Success Commercial Operations Supply Chain Innovation Functional

Project management office Developing network of capabilities in all regions Ensures action on key projects Performance management capability Ensures visibility and accountability at a higher level Strategy and integration network Ensures senior level attention and improved execution Operations leadership team Monitors progress on action plans and targets to improve all plants Allocates engineering and manufacturing resources for the 24 focus plants 28 Increasing accountability through performance management

Improving operational performance 29 Manufacturing improvement program Performance targets for all 80 facilities Focus plant improvement at 24 plants Plant improvement teams (PIT) for 7 lowest performing plants Allocate resources for best financial impact 1 A productivity index based on an internal measurement of operating efficiency Quality improvement initiatives Improve process control and inspection equipment Increase technical capability of our people through training Improve job change process to reduce scrap Asset advancement program Increase number of furnace and machine rebuilds each year Deploy an enterprise-wide infrastructure maintenance program Full slate of manufacturing improvement initiatives to elevate performance of all plants 98 99 100 101 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Index 1Q14=100 Improving Operating E fficiency 1 Europe North America

Significant supply chain opportunities 30 End-to-end global supply chain strategy Opportunity to manage inventory in a more optimal way Pockets of excellence in different regions Latin America has reduced days of inventory on-hand by 7 days in recent years Supply chain cost reductions Refining logistics network Warehouse optimization Increased flexibility Reinvigorating sales and operations planning Takes time for sustained gains EU NA LA AP Total Days of Inventory (Year end 2015)

Creating a customer-centric commercial organization Key Account Management initiative Cross-functional teams execute key account plans to meet customer needs Will expand this approach to cover more of the customer base Sales volume and mix optimization Better price/volume decisions Grow selectively, optimize mix Strong integration with manufacturing, supply chain and finance 31 Commercial opportunities

32 Organizational redesign Supporting all aspects of our strategy and culture Identifying a target state organization structure Providing appropriate resources to ensure employee success Focusing on talent development and training

Robust monitoring of projects and initiatives Operations dashboard Manufacturing productivity index Asset stability index Quality index Days of inventory Management incentives linked to these indicators Will provide performance update every six months 33 Measurement and accountability

2016 Operations dashboard 34 Target Target Target Target +100 bps +25 bps +80 bps -2 days 2011 2012 2013 2014 2015 2016 Manufacturing Productivity Index 2011 2012 2013 2014 2015 2016 Asset Stability Index 2011 2012 2013 2014 2015 2016 Quality Index 2011 2012 2013 2014 2015 2016 Days of Inventory

35 Executing on operational efficiency Execution is driving improved performance Manufacturing productivity improvements are most pronounced where initiatives are underway 7 PIT plants have boosted operating performance > 5% since mid-2015 Performance improvement momentum is visible at other focus plants Remaining plants continue to deliver consistent year-over-year performance improvement -4% -3% -2% -1% 0% 1% 2% 3% 4% 7 PIT Plants 24 Focus Plants Remaining Plants Improvement in Manufacturing Productivity (year - over - year) 3Q15 4Q15 1Q16 YTD

Financial Review and Outlook 36 Jan Bertsch

Sales volumes beginning to grow 37 Organic sales volumes have been flat when accounting for two factors: China retrenchment in 2014 European price/volume action in 2012 Incremental 8 months of sales from the acquired business in 2016

Top line growth expected in 2016 38 Volume ~1% Price ~1% Post-2016 Expectations Ramp up business with CBI (NA and O-I Mexico) ~$160 million FX headwind1 ~1% average price increase ~1% increase in legacy sales volume Full year of acquired business 2016 Animate 2016 Then 2017 1 Based on currency exchange rates assumed for 2016. See appendix. $5 $6 $7 2015 Price Volume (excl. acquis.) Acquisition FX translation impact 2016f $ Billions 2016 Revenue Forecast

Currency headwinds: May stabilize in 2H16 39 Animate 2016 Then 2017 2015 Average Rates Assumed for 20161 Devaluation Euro 1.10 1.10 0% Mexican peso 15.98 17.25 7% Brazilian real 3.39 4.00 15% Colombian peso 2,769 3,200 13% Australian dollar 0.75 0.73 3% Currency Impact on 2015 Financial Results 1 Based on exchange rates provided in the 4Q15 earnings materials Pace of the strengthening USD heavily impacted 2015 financial results High impact on FCF given sources and uses of cash flow Latin America successfully offset FX-induced cost inflation (eg: soda ash) in 1H15 Carry-over impact of USD strength will adversely impact 2016 financials Most pronounced impact in Latin America, especially in the first half of 2016 Reduces expected EPS by ~$0.25 due to translation and cost inflation -40% -30% -20% -10% 0% Sales Segment Operating Profit Adj. EPS FCF Translation Cost Inflation

Key value drivers 40 2016 Post 2016 Key Drivers - Post 2016 Strategic initiatives ~$50M-$70M ~$25M-$35M Layer in end-to-end supply chain benefits Acquired business ~$100M ~$15M-$20M Synergies + organic growth Segment operating profit (estimated annual impact year-on-year, $ in millions) Strategic initiatives drive sustainable value over time Manufacturing platform already delivering End-to-end supply chain efforts have begun Commercial initiatives: launching Key Account Management and building capabilities for new business development Acquired business on track to deliver ~$140M-$145M in operating profit in 2016 Based on currency exchange rates assumed for 2016. See appendix.

Improving margins 41 2016 Post 2016 Key Drivers - Post 2016 Europe +150 bps +40 bps Improvements in end-to-end supply chain, building on asset optimization program North America +20 bps +10 bps Better product mix from higher volumes in categories other than megabeer Improving operational performance Latin America +60 bps +75 bps Volume growth in Mexico and Andean countries; Brazil uncertain Cost containment and operational improvement Asia Pacific +25 bps +25 bps Improvements in end-to-end supply chain Total O-I +100 bps +40 bps Segment operating profit margin (estimated annual impact year-on-year) Based on currency exchange rates assumed for 2016. See appendix.

2016 Non-operational outlook 42 2012-15 Average ~$100M Higher expected interest expense driven by acquisition debt Uptick in D&A in 2016 mainly driven by inclusion of acquisition for full year Corporate expense expected to be substantially lower than average of prior years Tax rate1 expected to be in the range of 26-28% Mexican statutory tax rate 30% Geographic mix of earnings 1 Excluding items management does not consider representative of ongoing operations $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016f $ Millions Net Interest Expense 1 $0 $100 $200 $300 $400 $500 $600 2014 2015 2016f $ Millions Depreciation & Amortization 1 Depreciation Amortization

Stable pension expense and contributions 43 1Adjusted earnings refers to earnings from continuing operations attributable to the Company, excluding items management does not consider representative of ongoing operations. See appendix for a reconciliation to adjusted earnings. 2Related to the “amortization of actuarial loss” component of pension expense, which may be excluded in certain non-GAAP pension accounting methods, and was approximately $0.50 in 2015. 2 Pension Liability Declining Gross pension benefit obligation at year-end 2015 was down more than 25% since 2012 Actions already taken to reduce liability U.S./Canada salary plan freeze U.S. hourly plan annuitization Netherlands plan annuitization Animate ex pension buildup ~$0.50 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016f $ Millions Pension Contributions $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016f $ Millions Pension Expense

Continued favorable trends in asbestos 44 1 year Add’l year Asbestos Payments Asbestos Expense $225M 2008 – 2014 annual charge represents 1 year of expense 2015 charge reflects 2 years of expense Add’l year Year 1 0 2 4 6 2008 2009 2010 2011 2012 2013 2014 2015 Thousands Asbestos Cases Filed per Year 74 75 76 77 78 79 80 81 82 83 2008 2009 2010 2011 2012 2013 2014 2015 Average Age of Claimant

Adjusted EPS: 2016 outlook and beyond 45 Earnings up between 5% and 12.5% in 2016, despite FX headwinds 2017 includes full year benefit of margin enhancement initiatives that began in late 2015 $0.20 – $0.25 (~$0.05 ) (~$0.25) (~$0.08) ~$0.30 $2.00 $2.10- $2.25 $2.45- $2.60 Stronger business performance Post-2016 Expectations ~10% CAGR 2016-18 Based on currency exchange rates assumed for 2016. See appendix. 1Adjusted earnings refers to earnings from continuing operations attributable to the Company, excluding items management does not consider representative of ongoing operations. See appendix for a reconciliation to adjusted earnings for 2015.

Working capital: significant source of cash 46 Over past several years, A/R and A/P was a ~$100M source of FCF annually One-time VAT refund is a large expected source of cash in 2016 Initiatives focused on reducing inventories over time VAT refund Inventory reduction as a source of cash Post-2016 Expectations Based on currency exchange rates assumed for 2016. See appendix. -$25 $0 $25 $50 $75 $100 $125 $150 2012 2013 2014 2015 2016f $ Millions Working Capital C ontribution to FCF

2016 Capital spending at sustainable level 47 Capital spending for legacy business is ~$385 million and ~$65 million for acquired business Asset advancement program directs capital to assets that most need it Expect capital spending to remain at 2016 levels in near term Capital spending to level out at $450M Post-2016 Expectations Based on currency exchange rates assumed for 2016. See appendix. $290 $361 $369 $402 $450 $- $100 $200 $300 $400 $500 2012 2013 2014 2015 2016f $ Millions Capital Spending Legacy business Acquisition

Free cash flow growth expected in 2016 48 1 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. See appendix for free cash flow reconciliation. 2 Working capital includes an approximate $135 million expected VAT refund from the acquired business. ~$280M $210M Trade WC VAT Refund Based on currency exchange rates assumed for 2016. See appendix. Free Cash Flow1 2

Higher sustainable free cash flow expected 49 >$300M $280M 1 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. See appendix for free cash flow reconciliation. $250-$270M Based on currency exchange rates assumed for 2016. See appendix. Free Cash Flow1 $0 $50 $100 $150 $200 $250 $300 $350 $400 2016f No VAT refund Inventory Business 2017f Inventory Business 2018f $ Millions

Deleveraging plan 50 Deleveraging is highest priority use of FCF EBITDA expected to increase Proceeds from potential asset sales used to deleverage 1 Net debt divided by adjusted EBITDA as defined in the Company’s bank credit agreement. See appendix for calculation for 2015. Debt reduction Based on currency exchange rates assumed for 2016. See appendix. $0 $50 $100 $150 $200 $250 $300 $350 2016f 2017f 2018f $ Millions Use of FCF Debt Reduction JV w/ CBI Noncontrolling Interests 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2016f 2017f 2018f Leverage Ratio 1

Total debt $5.6B at year-end 2015 Acquisition funding of $2.25B at ~4.2% blended interest rate Repaid remaining 7.375% senior notes due in 2016 Leverage ratio of 4.0 times at year end 2015 No significant maturities until 2020 Negotiated more flexible leverage ratio covenant in light of volatile FX environment 5 times net debt to EBITDA through 3Q16 Then 4.5 times through 3Q17 Thereafter, 4.0 times Clear capital allocation priorities Prudent investment in the business Focus on deleveraging Target ~3 times leverage ratio by year end 2018 51 Capital structure review: Deleveraging

Improve margins Deliver on our strategic initiatives Maximize the value of O-I Mexico and the JV with CBI Generate a higher level of sustainable cash flow Deleverage the balance sheet 52 Financial priorities

APPENDIX

Reconciliation to Adjusted Earnings 54 (1) For adjusted earnings per share, the diluted average shares (in thousands) are 162,135 for the year ended December 31, 2015. The reconciliation below describes the items that management considers not representative of ongoing operations. (Dollars in millions, except per share amounts) Year ended December 31 2015 (70) $ Acquisition-related fair value inventory adjustments 22 5 Charges for asbestos related costs 225 Restructuring, asset impairment and related charges 75 Acquisition-related fair value intangible adjustments 10 Strategic transaction costs 23 Charges for note repurchase premiums and write-off of finance fees 42 Items impacting income tax: Net benefit for income tax on items above (15) Net expense (benefit) for certain tax adjustments 8 Total adjusting items 395 $ Adjusted earnings 325 $ 161,169 Earnings (loss) per share from continuing operations (diluted) (0.44) $ Adjusted earnings per share (1) 2.00 $ Diluted average shares (thousands) Earnings(loss) from continuing operations attributable to the Company Items impacting cost of goods sold: Items impacting equity earnings Items impacting other expense, net: Items impacting interest expense:

Reconciliation to Free Cash Flow 55 Reconciliation to Free Cash Flow $ Millions Year ended December 31 2015 2014 2013 2012 2011 2010 Cash provided by continuing operating activities $ 612 $ 698 $ 700 $ 580 $ 505 $ 600 Additions to property, plant and equipment (402) (369) (361) (290) (285) (500) Free cash flow $ 210 $ 329 $ 339 $ 290 $ 220 $ 100 Currency effect on free cash flow (2013 and 2014 only) (1) (117) (105) Free cash flow on a constant currency basis $ 212 $ 234

Leverage Ratio 56 1 Based on historical EBITDA of acquired entities and for those periods not already included in net earnings from continuing operations Year ended Twelve Months $ Millions December 31 Ending 2015 2014 2013 9/30/2015 2012 2011 2010 Earnings (loss) from continuing operations $ (47) $ 126 $ 215 $ (42) $ 220 $ (481) $ 297 Interest expense 258 235 239 263 248 314 249 Provision for income taxes 106 92 120 76 108 85 129 Depreciation 323 335 350 309 378 405 369 Amortization of intangibles 86 83 47 75 34 17 22 EBITDA 726 871 971 681 988 340 1,066 Adjustments to EBITDA: Charges for asbestos-related costs 225 135 145 135 155 165 79 Restructuring, asset impairment and other 80 91 119 75 168 112 13 Strategic transaction costs 23 19 Acquisition-related fair value inventory adjustments 22 10 Acquisition-related fair value intangible adjustments 10 Pro forma EBITDA for acquisitions1 206 281 Adjusted EBITDA $ 1,292 $ 1,231 $ 1,235 $ 1,335 $ 1,250 $ 1,258 $ 1,236 Total debt $ 5,573 $ 3,460 $ 3,567 $ 5,859 3,773 4,033 4,278 Less cash 399 512 383 270 431 400 640 Net debt $ 5,174 $ 2,948 $ 3,184 $ 5,589 3,342 3,633 3,638 Net debt divided by adjusted EBITDA 4.0 2.4 2.6 4.2 2.7 2.9 2.9 2010 from I-Day slide

Impact from currency rates 57 2015 Average Rates Assumed for 20161 Devaluation Approx. Translation Impact on EPS from 10% FX Change Euro 1.10 1.10 0% $0.10 Mexican peso 15.98 17.25 7% $0.07 Brazilian real 3.39 4.00 15% $0.05 Colombian peso 2,769 3,200 13% $0.03 Australian dollar 0.75 0.73 3% $0.05 1 Based on exchange rates provided in the 4Q15 earnings materials

58 Debt maturity schedule: minimal near-term maturities Focus on deleveraging No significant maturities until 2020 $250 million of senior notes due in 2018 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $ Billions Senior Notes Term Loan EU Securitization

REGIONAL OVERVIEW

Europe 60 Business Drivers Overall stable industry demand Solid export trends, given FX rate Improved price-volume dynamics in 2016 Region Specific Initiative Realizing benefits of completed asset optimization program * NAB = Non-Alcoholic Beverages 1 Segment margin is defined as segment operating profit divided by segment sales. 2016 Financial Targets Sales Volume Growth ~1% Segment Operating Margin +150 bps Sales by Category 1 Beer Wine Spirits Food NAB* $2,787 $2,794 $2,324 10.9% 12.6% 9.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 Net Sales ($ M) Margin Segment Performance

North America 61 Business Drivers Well balanced supply and demand Growth in premium products and high-end beer offset decline in megabeer Region Specific Initiative Integration of O-I Packaging Solutions Segment Performance 2016 Financial Targets Sales Volume Growth2 ~1% Segment Operating Margin +20 bps Sales by Category * NAB = Non-Alcoholic Beverages 1 Segment margin is defined as segment operating profit divided by segment sales. 2 Sales volume growth excludes the acquired business. 1 Beer High End Beer Wine Spirits Food NAB* $2,002 $2,003 $2,039 15.3% 12.0% 13.0% $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2013 2014 2015 Net Sales ($ M) Margin

Latin America 62 Business Drivers Higher growth in one-way glass in Brazil Weak FX impacts translation and USD-priced raw materials Region Specific Initiative Continuing integration of the acquisition boosts top and bottom line Segment Performance 2016 Financial Targets Sales Volume Growth2 ~ -3% Segment Operating Margin +60 bps Sales by Category * NAB = Non-Alcoholic Beverages 1 Segment margin is defined as segment operating profit divided by segment sales. 2 Sales volume growth excludes the acquired business. 1 Beer Wine Spirits Food NAB* $1,186 $1,159 $1,064 17.2% 19.6% 17.2% $0 $500 $1,000 $1,500 2013 2014 2015 Net Sales ($ M) Margin

Asia Pacific 63 Business Drivers Volume uptick from beer contract and Australian wine exports Inflation headwinds, driven by FX Profitable growth in emerging markets Segment Performance 2016 Financial Targets Sales Volume Growth ~2% Segment Operating Margin +25 bps Sales by Category * NAB = Non-Alcoholic Beverages 1 Segment margin is defined as segment operating profit divided by segment sales. 1 Beer Wine Spirits Food NAB* $966 $793 $671 13.6% 11.1% 12.4% $0 $500 $1,000 2013 2014 2015 Net Sales ($ M) Margin

LEADERSHIP BIOS

65 Andres Lopez Andres Lopez’s focus is to enhance the performance of the business to benefit customers, employees, investors and other key stakeholders. Lopez has established himself as a strong and successful leader, most recently serving as chief operating officer during 2015 and playing a leading role on the recent acquisition of Vitro’s food and beverage business in Mexico, the U.S. and Bolivia. He has also served as president of O-I Americas, with a focus on strengthening O-I’s North America operations. Prior to that role, he served as president of O-I’s South America operations, where he led the region through significant organic and acquisition-based growth, adding new capabilities in Brazil and Argentina. Lopez has held various other leadership positions at O-I, including global vice president of manufacturing and engineering; vice president of manufacturing, North America; and country general manager for O-I Peru. CHIEF EXECUTIVE OFFICER

66 John Haudrich John Haudrich, in partnership with the Global Leadership Team, leads the development and execution of O-I’s strategy. He is focused on enhancing the stability of O-I’s operations, driving sustainable performance improvements, and enabling longer-term breakthroughs to advance O-I’s position in the marketplace. Haudrich has leadership accountability for strategic planning, program management, performance management, supply chain, procurement, continuous improvement and enterprise communications. Haudrich was named senior vice president and chief strategy and integration officer in October 2015. Since joining O-I in 2009, Haudrich has also served as vice president of investor relations, vice president of finance and corporate controller, and as acting CFO. SENIOR VICE PRESIDENT AND CHIEF STRATEGY AND INTEGRATION OFFICER

67 Jan Bertsch Jan Bertsch leads O-I’s financial and information technology functions, including finance and accounting, corporate reporting, corporate tax, treasury, investor relations, internal audit and IT. She is focused on maintaining the financial flexibility of the company, as well as ensuring the company’s strategic initiatives and capital allocation philosophy deliver appropriate shareholder value. Working to increase connectivity and efficiency, Bertsch is also responsible for the delivery of technology solutions focused on collaboration. Bertsch joined O-I in 2015, bringing extensive experience as an operationally-focused CFO with a solid track record of value creation and asset optimization across various manufacturing companies. SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

68 Jim Baehren Jim Baehren oversees activities related to legal, ethics and compliance, mergers and acquisitions and government relations. With nearly two decades serving in a general counsel capacity, Baehren has extensive experience managing the global legal team on projects including general litigation, contract management, environment, intellectual property and workplace ethics. SENIOR VICE PRESIDENT AND GENERAL COUNSEL

69 Paul Jarrell Paul Jarrell joined O-I in 2011 with extensive experience leading functions in complex global organizations, including structuring and staffing organizations to consistently deliver results. Jarrell is responsible for leading the company’s global human resources and environment, health and safety functions. He is developing and implementing people strategies that enable O-I to meet its business objectives. His focus is on ensuring that the organization has the right people in the right roles; on building capability at the individual and team level; and on building and supporting a culture of sustainable employee engagement. SENIOR VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER

70 Giancarlo Currarino Giancarlo Currarino is leading O-I’s technology group in the pursuit of new capabilities to enhance the manufacture of glass containers. He has direct responsibility for the company’s manufacturing, engineering, research and development, quality, and licensing functions. He is leading the integration of the O-I Mexico business that O-I acquired in 2015, adding five plants in Mexico to O-I’s footprint and more than 6,000 employees. Currarino is overseeing the expansion of O-I’s joint venture with Constellation Brands, Industria Vidriera de Coahuila (IVC) in Nava, Mexico. SENIOR VICE PRESIDENT AND CHIEF TECHNOLOGY OFFICER

71 Suley Muratoglu Suley Muratoglu leads O-I’s global sales and marketing activities and is responsible for ensuring the deployment of corporate strategy as it applies to commercial activity. Working closely with the sales and marketing leaders in each of O-I’s four geographic regions, Muratoglu is focused on enhancing commercial productivity and ensuring delivery of customer value through product innovation, market knowledge and customer support. Prior to joining O-I in 2015, Muratoglu spent 20 years at Tetra Pak, serving most recently as vice president, marketing and product management for the U.S. and Canada. While at Tetra Pak, Muratoglu also served in a variety of roles in Turkey, Kazakhstan and the U.K. VICE PRESIDENT AND CHIEF MARKETING OFFICER

72 Miguel Alvarez Miguel Alvarez leads O-I’s operations in Latin America, home to some of the world’s fastest growing markets for glass. The region generates approximately 20 percent of O-I’s global revenues. Focused on continuing strong growth in the region, Alvarez leads more than 5,000 employees. Prior to being named president of the region in late 2014, Alvarez was president of O-I Brazil, where he oversaw significant growth in the operations. Alvarez joined O-I in 1990 in Colombia, and held a variety of roles of expanding responsibility in sales and marketing. He spent six years in leadership positions in Chile, Argentina and Ecuador with a leading global beauty products company and returned to O-I in 2010 to lead the Brazilian operations. PRESIDENT, O-I LATIN AMERICA

73 Tim Connors Tim Connors oversees nine plants and more than 2,500 employees in Australia, New Zealand, China and Indonesia, as well as O-I’s joint ventures in Malaysia, Vietnam and China. In his nearly 20 year career at O-I, Connors has served in a variety of finance, manufacturing and business strategy leadership roles in North America and Asia Pacific. Prior to being named president of O-I Asia Pacific in 2015, Connors was general manager of O-I’s Australian operations, where he successfully strengthened the company’s position in the country’s wine and beer markets through footprint realignment, customer engagement, and a focus on total cost. He previously served as the chief financial officer of O-I’s Asia Pacific operations. PRESIDENT, O-I ASIA PACIFIC

74 Sergio Galindo Sergio Galindo oversees 19 plants with nearly 5,200 employees in the U.S. and Canada. He has more than 20 years of experience serving the company in various key positions in several countries. He was an instrumental force behind expanding O-I’s glass packaging specialties business. Prior to being named president of O-I North America, Galindo served as president of O-I Asia Pacific, leading that region during challenging market conditions. His successfully led new business development, manufacturing and overall supply chain capabilities and performance in the region. PRESIDENT, O-I NORTH AMERICA

75 Vitaliano Torno Vitaliano Torno is focused on strengthening O-I’s leading market position in Europe, the largest of O-I’s four regions, where the company employs 8,000 people in 11 countries. Torno was instrumental in the design and implementation of the successful reorganization that allowed the company to focus on country, market and segment strategies. A 25-year veteran of the glass industry, Torno was named President of O-I Europe in January 2015. He led the asset optimization program, a multi-year investment initiative that improved the quality, sustainability and manufacturing capabilities of the operations. PRESIDENT, O-I EUROPE